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                                                                    EXHIBIT 23.3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 25, 2003, in Amendment No. 2 on Form S-1 to the Registration Statement on Form S-3 (Reg. No. 333-109708) and related Prospectus of CytRx Corporation for the registration of 2,811,531 shares of its common stock.


                                                           /s/ ERNST & YOUNG LLP
Atlanta, Georgia
February 10, 2005